LIR CASH RESERVES FUND
                             LIR LIQUID ASSETS FUND

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 22, 1999

Dear Investor,

         The section captioned "Additional Purchase and Redemption Information; Service Organizations" at page 19 of the Statement of Additional Information is revised by recaptioning the first paragraph as "Additional Purchase Information" and adding the following new second paragraph:

                    Each fund may, subject to approval by the board,
               accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

         The next paragraph of this section is captioned "Additional Redemption Information." The original text of this section is otherwise unchanged.

June 30, 2000